EXHIBIT 10.1

           [letterhead of Unified Trust Company, National Association]





May 19, 2003

VIA REGISTERED MAIL, RETURN
---------------------------
RECEIPT REQUESTED
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Dr. Gregory W. Kasten
104 Foxborough Court
Lexington, Kentucky 40356

         Re:      Notice of Termination of Executive Employment Agreement
                  -------------------------------------------------------

Dear Greg:

     Pursuant to that certain Employment Agreement, dated June 1, 1997, by and between you and Unified Trust Company, National Association (as successor by merger to Health Financial, Inc. ("Unified Trust")), as amended by that certain Tri-Party Agreement, dated as of June 18, 2002, by and among you, Unified Trust and Health Financial, Inc., and that certain Amendment to Employment Agreement, dated as of January 1, 2003, by and between you and Unified Trust (collectively, the "Employment Agreement"), Unified Trust hereby is providing you with notice, pursuant to Sections 1.1(e) and 7.1 of the Employment Agreement, that Unified Trust is exercising its right not to renew the Employment Agreement. As a result, absent an earlier termination of the Employment Agreement pursuant to its terms, the Employment Agreement will expire on May 31, 2004 (the "Contract Termination Date"). This notice does not, and shall not, terminate your employment with Unified Trust, or otherwise affect your position as President and Chief Executive Officer of Unified Trust. In the event you are still employed by Unified Trust as of the Contract Termination Date, you will thereafter be employed by Unified Trust pursuant to an at will relationship.

     Please contact John Penn if you should have any questions or comments.

                                   Sincerely,

                                   UNIFIED TRUST COMPANY, NATIONAL
                                   ASSOCIATION


                                   By: /s/ Jack H. Brown
                                   -------------------------------------
                                   Jack H. Brown, Chief Financial Officer

cc:      John S. Penn
         David F. Morris